UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2002
                       Mid Atlantic Medical Services, Inc.


             (Exact name of registrant as specified in its charter)


                                Delaware 1-13340
             ------------------------- ----------------------------
              (State or other jurisdiction) (Commission File No.)



                                   52-1481661
                                   -----------
                        (IRS Employer Identification No.)


                     4 Taft Court, Rockville, Maryland 20850
      ---------------------------------------------------- --------------
                        (Address of principal (Zip Code)
                               executive offices)



       Registrant's telephone number, including area code: (301) 294-5140

         (Former name or former address, if changed since last report.)
                        Page 1 of 2 pages. Exhibit index
                                  is on page 2.
                                        1

ITEM 5. OTHER EVENTS

On April 24, 2002, Mid Atlantic Medical Services, Inc. (the "Company") and Merck-Medco Managed Care, LLC ("Merck") and related entities reached a settlement in the pending arbitration previously disclosed by the Company concerning Merck's obligations under the Integrated Drug Program Master Agreement for fiscal year ended 2000. Under the terms of the settlement agreement, the Company has received payment of $41 million.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits -none

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       MID ATLANTIC MEDICAL SERVICES, INC.



                             By: /s/ Robert E. Foss
                             -----------------------
                                 Robert E. Foss
                                 Senior Executive Vice President
                                 and
                                 Chief Financial Officer
                             Dated: April 29, 2002

                                  End of Filing